BLACKROCK INTERNATIONAL SELECT EQUITY FUND

(the “Fund”)

Supplement dated March 31, 2026 (the “Supplement”) to the Fund’s

Statement of Additional Information (“SAI”), dated October 28, 2025, as supplemented or amended to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Giles Rothbarth, CFA is the portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of June 30, 2025.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Giles Rothbarth, CFA	0 $0	4 $15.09 Billion	6 $819.75 Million	0 $0	0 $0	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of June 30, 2025.

The last sentence of the first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect Mr. Rothbarth, such benchmarks for the Fund and other accounts are: MSCI Europe Net TR in EUR; FTSE World Europe ex UK Net TR Index - EUR; FTSE World Europe ex UK Net TR Index – in GBP; MSCI Europe Ex UK ESG Select Business Involvement Screens Net Index; FTSE World Europe ex UK – GBP; MSCI Europe ex UK Net TR Index - in EUR; MSCI Europe Index (Net Total Return USD); MSCI EAFE Index (Net Total Return).

The last sentence of the second paragraph of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of June 30, 2025, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Giles Rothbarth, CFA	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Rothbarth may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Rothbarth may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-ISEF-0326SUPP

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